UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

Financial Institutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FISI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 17, 2020.  At the Annual Meeting, the holders of the Company’s common stock entitled to vote at the meeting: (1) elected Donald K. Boswell, Andrew W. Dorn, Jr., Robert M. Glaser and Susan R. Holliday to serve as directors until the Company’s 2023 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified (“Proposal 1”); (2) approved the non-binding, advisory vote on compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2019, as described in the “Compensation Discussion and Analysis,” executive compensation tables and narrative disclosures in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2020 (“Proposal 2”); and, (3) ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 3”).

The certified voting results were as follows:

Proposal 1 – Election of Directors

Donald K. Boswell

FOR: 12,382,493

WITHHELD: 316,008

BROKER NON-VOTES: 1,975,619

Andrew W. Dorn, Jr.

FOR: 11,609,139

WITHHELD: 1,089,362

BROKER NON-VOTES: 1,975,619

Robert M. Glaser

FOR: 12,372,430

WITHHELD: 326,071

BROKER NON-VOTES: 1,975,619

Susan R. Holliday

FOR: 11,397,896

WITHHELD: 1,300,605

BROKER NON-VOTES: 1,975,619

Proposal 2 – Advisory Vote on Executive Compensation

FOR: 11,096,962

AGAINST: 1,209,834

ABSTAIN: 391,705

BROKER NON-VOTES: 1,975,619

Proposal 3 – Ratification of Independent Registered Public Accounting Firm

FOR: 14,378,182

AGAINST: 66,008

ABSTAIN: 229,930

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date: June 19, 2020	By:	/s/ Justin K. Bigham
Executive Vice President, Chief Financial Officer